UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2016 (August 8, 2016)

HOLLYFRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 871-3555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 31, 2016, HEP Tulsa, LLC (“HEP Tulsa”), a wholly-owned subsidiary of Holly Energy Partners, L.P. (the “Partnership”) acquired crude oil tankage (the “Tulsa West Crude Tanks”) located at HollyFrontier Tulsa Refining LLC’s (“HFTR”) Tulsa refinery from an affiliate of Plains All American Pipeline, L.P. (“Plains”). HFTR is a wholly-owned subsidiary of HollyFrontier Corporation (“HollyFrontier”). HollyFrontier controls the general partner of the Partnership.

In addition, in 2016, HEP Tulsa constructed two new tanks at HFTR’s Tulsa refinery and is in the process of constructing a third tank at HFTR’s Tulsa refinery (the “New Tulsa East Tanks” and, together with the Tulsa West Crude Tanks, the “New Assets”).

Second Amended and Restated Master Throughput Agreement

On August 8, 2016, in connection with HEP Tulsa’s ownership of the New Assets, Holly Energy Partners – Operating, L.P. (“HEP Operating”), a wholly-owned subsidiary of the Partnership, and HollyFrontier Refining & Marketing LLC (“HFRM”), a wholly owned subsidiary of HollyFrontier, entered into the Second Amended and Restated Master Throughput Agreement, to be effective March 31, 2016 (the “Second Amended and Restated Master Throughput Agreement”). The Second Amended and Restated Master Throughput Agreement amends and restates in its entirety the Amended and Restated Master Throughput Agreement dated effective February 22, 2016.

Tulsa West Crude Tanks

Pursuant to the Second Amended and Restated Master Throughput Agreement, in exchange for HEP Operating providing storage services to HFRM at the Tulsa West Crude Tanks, HFRM will pay HEP Operating a tariff of $0.218 per barrel based on a minimum throughput commitment of 80,000 barrels per day (“bpd”). The tariff is subject to various adjustments, including limited upward adjustments (a) for changes in the Producer Price Index-Commodities-Finished Goods (“PPI”) produced by the U.S. Department of Labor, Bureaus of Statistics; provided, that the change in PPI in any year shall not be less than one percent or more than three percent, and (b) if actual operating expenses for the Tulsa West Crude Tanks exceed assumed operating expenses. The term of the commitment on the Tulsa West Crude tanks is ten years.

New Tulsa East Tanks

In addition, pursuant to the Second Amended and Restated Master Throughput Agreement, the Tulsa Group 1 Tankage base tariff was increased from $0.3839 per barrel to $0.3960 per barrel effective May 1, 2016 as a result of the New Tulsa East Tanks.

HollyFrontier guarantees the obligations of HFRM under the Second Amended and Restated Master Throughput Agreement, and the Partnership guarantees the obligations of HEP Operating under the Second Amended and Restated Master Throughput Agreement.

The description of the Second Amended and Restated Master Throughput Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.1 to this report, which is incorporated by reference into this report in its entirety.

Fifteenth Amended and Restated Omnibus Agreement

On August 8, 2016, in connection with HEP Tulsa’s ownership of the New Assets, HollyFrontier, the Partnership and certain of their respective subsidiaries entered into a Fifteenth Amended and Restated Omnibus Agreement with an effective date of March 31, 2016 (the “Fifteenth Amended and Restated Omnibus Agreement”). The Fifteenth Amended and Restated Omnibus Agreement amends and restates in its entirety the Fourteenth Amended and Restated Omnibus Agreement dated effective as of February 22, 2016 to, among other things, subject the Tulsa West Crude Tanks and the New Tulsa East Tanks to HollyFrontier’s right of first refusal to purchase the Partnership’s assets that serve HollyFrontier’s refineries.

The description of the Fifteenth Amended and Restated Omnibus Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.2 to this report, which is incorporated by reference into this report in its entirety.

Second Amended and Restated Services and Secondment Agreement

On August 8, 2016, in connection with HEP Tulsa’s ownership of the New Assets, Holly Logistic Services, L.L.C. (“Holly GP”), the general partner of the general partner of the Partnership, HEP Operating, HEP Tulsa, Cheyenne Logistics LLC (“Cheyenne Logistics”), a wholly-owned subsidiary of the Partnership, El Dorado Logistics LLC (“El Dorado Logistics”), a wholly-owned subsidiary of the Partnership, and El Dorado Operating LLC (“El Dorado Operating” and, together with Holly GP, HEP Operating, HEP Tulsa, Cheyenne Logistics and El Dorado Logistics, the “Partnership Group”), a wholly-owned subsidiary of the Partnership, HollyFrontier El Dorado Refining LLC (“HFEDR”), a wholly owned subsidiary of HollyFrontier, HollyFrontier Cheyenne Refining LLC (“HFCR”), a wholly owned subsidiary of HollyFrontier, HFTR, and HollyFrontier Payroll Services, Inc. (“HPS” and, together with HFEDR, HFCR and HFTR, the “HollyFrontier Group”), a wholly owned subsidiary of HollyFrontier, entered into a Second Amended and Restated Services and Secondment Agreement (the “Second Amended and Restated Services and Secondment Agreement”), with an effective date of March 31, 2016. The Second Amended and Restated Services and Secondment Agreement amends and restates the Amended and Restated Services and Secondment Agreement, dated effective as of November 1, 2015, to, among other things, provide for the secondment of employees by the HollyFrontier Group to the Partnership Group for the purposes of performing operational, maintenance and environmental and safety activities related to the Tulsa West Crude Tanks and the New Tulsa East Tanks. During their period of secondment, the seconded employees will be under the management and supervision of the Partnership Group.

The Partnership Group will reimburse the applicable HollyFrontier Group member for all necessary and reasonable costs and expenses incurred by such HollyFrontier Group member with respect to the seconded employees, including their wages and benefits, based on either the percentage of time such seconded employee provides services to the Partnership Group or time such seconded employee actually spends providing services to the Partnership Group.

The description of the Second Amended and Restated Services and Secondment Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.3 to this report, which is incorporated by reference into this report in its entirety.

Second Amended and Restated Master Lease and Access Agreement

On August 8, 2016, in connection with HEP Tulsa’s ownership of the New Assets, HFTR, HEP Tulsa and certain other subsidiaries of HollyFrontier and the Partnership, entered into a Second Amended and Restated Master Lease and Access Agreement (the “Second Amended and Restated Master Lease and Access Agreement”), with an effective date of March 31, 2016. The Second Amended and Restated Master Lease and Access Agreement amends and restates the Amended and Restated Master Lease and Access Agreement, dated effective as of November 1, 2015, to provide for a 50-year initial term lease by HFTR to HEP Tulsa, for a nominal amount, of the real property on which the Tulsa West Crude Tanks are situated and to subject the New Tulsa East Tanks to the existing lease by HFTR to HEP Tulsa of the real property on which HEP Tulsa’s other Tulsa east refinery tanks are situated. Pursuant to the terms of the Second Amended and Restated Master Lease and Access Agreement, HFTR has agreed to permit HEP Tulsa and its affiliates to have access to the Tulsa West Crude Tanks and the New Tulsa East Tanks. The Second Amended and Restated Master Lease and Access Agreement also provides that following termination or expiration of the applicable throughput commitment, HFTR will have the option to purchase the Tulsa West Crude Tanks or the New Tulsa East Tanks, as applicable, for fair market value. In addition, the Second Amended and Restated Master Lease and Access Agreement provides for representations and warranties from HFTR to HEP Tulsa regarding the condition of the Tulsa West Crude Tanks since HFTR operated the Tulsa West Crude Tanks prior to HEP Tulsa’s acquisition of the Tulsa West Crude Tanks from Plains.

The description of the Second Amended and Restated Master Lease and Access Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.4 to this report, which is incorporated by reference into this report in its entirety.

Pipeline Deficiency Agreement

On August 8, 2016, HFRM and HEP Operating entered into a Pipeline Deficiency Agreement (the “Pipeline Deficiency Agreement”), with an effective date of June 3, 2016. Pursuant to the Pipeline Deficiency Agreement dated, if at any time during the term of HFRM’s throughput agreement extension on the Cheyenne Pipeline that runs from Guernsey, Wyoming to Cheyenne, Wyoming (the “Cheyenne Pipeline”), third party crude shipments on the Cheyenne Pipeline are less than 20,000 bpd in a contract quarter (a “Deficiency”), HFRM will pay HEP Operating an amount equal to the Deficiency less any barrels HFRM ships over its minimum on the Cheyenne Pipeline multiplied by $0.20 (the “Deficiency Rate”) per barrel. The Deficiency Rate is subject to upward adjustment based on the percentage change, if any, during the immediately two preceding index years, in the Federal Energy Regulation Commission Oil Pipeline Index.

The description of the Pipeline Deficiency Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.5 to this report, which is incorporated by reference into this report in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Master Throughput Agreement dated August 8, 2016 by and between HollyFrontier Refining & Marketing LLC and Holly Energy Partners – Operating, L.P.

10.2	Fifteenth Amended and Restated Omnibus Agreement dated August 8, 2016 by and among HollyFrontier Corporation, Holly Energy Partners, L.P. and certain of their respective subsidiaries

10.3	Second Amended and Restated Services and Secondment Agreement dated as of August 8, 2016 by and among Holly Logistic Services, L.L.C., Holly Energy Partners-Operating L.P., El Dorado Operating LLC, Cheyenne Logistics LLC, El Dorado Logistics LLC, HEP Tulsa LLC, HollyFrontier Payroll Services, Inc., HollyFrontier Cheyenne Refining LLC, HollyFrontier El Dorado Refining LLC and HollyFrontier Tulsa Refining LLC

10.4	Second Amended and Restated Master Lease and Access Agreement dated as of August 8, 2016 by and among HollyFrontier El Dorado Refining LLC, HollyFrontier Cheyenne Refining LLC, HollyFrontier Tulsa Refining LLC, HollyFrontier Woods Cross Refining LLC, HollyFrontier Navajo Refining LLC, El Dorado Operating LLC, El Dorado Logistics LLC, Cheyenne Logistics LLC, HEP Tulsa LLC, HEP Woods Cross, L.L.C. and HEP Pipeline, L.L.C.

10.5	Pipeline Deficiency Agreement dated as of August 8, 2016 by and between HollyFrontier Refining & Marketing LLC and Holly Energy Partners – Operating, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President and Chief Financial Officer

Date: August 10, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated Master Throughput Agreement dated August 8, 2016 by and between HollyFrontier Refining & Marketing LLC and Holly Energy Partners – Operating, L.P.

10.2	Fifteenth Amended and Restated Omnibus Agreement dated August 8, 2016 by and among HollyFrontier Corporation, Holly Energy Partners, L.P. and certain of their respective subsidiaries

10.3	Second Amended and Restated Services and Secondment Agreement dated as of August 8, 2016 by and among Holly Logistic Services, L.L.C., Holly Energy Partners-Operating L.P., El Dorado Operating LLC, Cheyenne Logistics LLC, El Dorado Logistics LLC, HEP Tulsa LLC, HollyFrontier Payroll Services, Inc., HollyFrontier Cheyenne Refining LLC, HollyFrontier El Dorado Refining LLC and HollyFrontier Tulsa Refining LLC

10.4	Second Amended and Restated Master Lease and Access Agreement dated as of August 8, 2016 by and among HollyFrontier El Dorado Refining LLC, HollyFrontier Cheyenne Refining LLC, HollyFrontier Tulsa Refining LLC, HollyFrontier Woods Cross Refining LLC, HollyFrontier Navajo Refining LLC, El Dorado Operating LLC, El Dorado Logistics LLC, Cheyenne Logistics LLC, HEP Tulsa LLC, HEP Woods Cross, L.L.C. and HEP Pipeline, L.L.C.

10.5	Pipeline Deficiency Agreement dated as of August 8, 2016 by and between HollyFrontier Refining & Marketing LLC and Holly Energy Partners – Operating, L.P.